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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K


                                CURRENT  REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): March 16, 2001
                                (March 15, 2001)


                        Midcoast Energy Resources, Inc.
            (Exact name of registrant as specified in its charter)


         Texas                     1-11977                     76-0378638
 (State of Incorporation)  (Commission File Number) (IRS Employer Identification
                                                                No.)

                          1100 Louisiana, Suite 2950
                             Houston, Texas 77002
             (Address of Registrant's principal executive offices)

                                (713) 650-8900
             (Registrant's telephone number, including area code)


                               (Not Applicable)
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On March 15, 2001, Midcoast Energy Resources, Inc. (the "Company") issued a press release announcing that it entered into an Agreement and Plan of Merger, dated as of March 15, 2001 (the "Merger Agreement"), with Enbridge, Inc., a Canadian corporation, and Marlin Acquisition, Inc., a Texas corporation and wholly owned subsidiary of Enbridge ("Merger Subsidiary"). The Merger Agreement provides for the merger of Merger Subsidiary with an into the Company, with the Company as the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, upon effectiveness of the Merger, each outstanding share of common stock, par value $.01, of the Company, other than shares held by the Company and as to which dissenters' rights have been duly asserted and perfected under the Texas Business Corporation Act, will be converted into the right to receive $27.00 in cash, without interest.

     In connection with the execution of the Merger Agreement, certain officers and directors of the Company entered into voting agreements with Enbridge (the "Voting Agreement"), pursuant to which they have agreed to vote their shares of common stock of the Company, representing approximately 12% of the outstanding common stock of the Company, in favor of approval and adoption of the Merger Agreement so long as the Merger Agreement remains in effect.

     The consummation of the Merger is subject to customary closing conditions.

     The Merger Agreement, form of Voting Agreement and press release are filed as exhibits hereto and are incorporated herein by reference. The descriptions of the Merger Agreement and Voting Agreements set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger by and among Enbridge, Inc., Marlin Acquisition Inc. and Midcoast Energy Resources, Inc., dated as of March 15, 2001.

     Exhibit 99.1    Form of Voting Agreement.

     Exhibit 99.2    Press Release, dated March 15, 2001.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 16, 2001


                              MIDCOAST ENERGY RESOURCES, INC.

                              /s/  RICHARD ROBERT
                              ____________________________________
                              Richard Robert
                              Treasurer and Chief Financial Officer

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                               INDEX OF EXHIBITS


Exhibit Number   Description
--------------   -----------

Exhibit 2.1 Agreement and Plan of Merger by and among Enbridge, Inc., Marlin Acquisition Inc. and Midcoast Energy Resources, Inc., dated as of March 15, 2001.(1)

Exhibit 99.1     Form of Voting Agreement.

Exhibit 99.2     Press Release, dated March 15, 2001.
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(1)  Certain schedules have been omitted from this exhibit. The Company undertakes to supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon Request.

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